Supplement dated July 19, 2001*
                    to the Prospectus dated June 29, 2001 of
                  IDS Life Series Fund, Inc. S-6191-99 R (6/01)

The following revision applies to the "Management" section of the Government Securities Portfolio. The following paragraph replaces the paragraph on Colin
Lundgren:

         Mary McQuillen manages the day-to-day operations of IDS Life Series Fund - Government Securities Portfolio. She joined AEFC in 1987 as a senior analyst. She has managed this Fund since May 2001. She also serves as portfolio manager and managing director of Institutional Fixed Income Money for American Express Trust Company and she manages all intermediate institutional accounts.

S-6191-22  (7/01)

* Valid until June 29, 2002.